Other Liabilities	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Other Liabilities	Other Liabilities In 2023, we were selected by the Pancreatic Cancer Action Network (PanCAN) as the recipient of its Therapeutic Accelerator Award to conduct a clinical trial with pelareorep in combination with modified FOLFIRINOX chemotherapy with or without an immune checkpoint inhibitor in pancreatic cancer patients. Under the terms of the award agreement, we are entitled to receive up to US$5 million in funding for eligible research expenses, and we must comply with the conditions set out with the award agreement, including providing periodic performance progress reports. As at December 31, 2024, we recorded US$1,125 ($1,618) (December 31, 2023 - US$225 ($298)) in other liabilities representing unapplied funding received from PanCAN.